SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 30, 2003

                       PROVIDENT FINANCIAL SERVICES, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                    1-31566                     42-1547151
(State or other jurisdiction   (Commission File No.)           (IRS Employer
      of incorporation)                                      Identification No.)



830 Bergen Avenue, Jersey City, New Jersey                          07306-4599
 (Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code:  (201) 333-1000


                                 Not Applicable
          (Former name or former address, if changed since last report)



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Item 5.  Other Events and Regulation FD Disclosure.

         On July 30, 2003, Provident Financial Services, Inc. issued a press release announcing results of its Annual Meeting of Stockholders held on July 17, 2003. The press release also announced plans of Provident Financial Services, Inc. to repurchase shares of its common stock to fund the Provident Financial Services, Inc. 2003 Stock Award Plan. A copy of the press release is attached as Exhibit 99 to this report.


Item 7.  Financial Statements and Exhibits.

(a)      Not Applicable.

(b)      Not Applicable.

(c)      Exhibits.

         Exhibit No.                        Description

            99                         Press release dated July 30, 2003

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                              PROVIDENT FINANCIAL SERVICES, INC.



DATE:  July 30, 2003                       By: /s/ Paul M. Pantozzi
                                              ----------------------------------
                                              Paul M. Pantozzi
                                              Chairman, Chief Executive Officer
                                              and President